SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                 March 29, 2002
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



Delaware                         0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other                 (Commission                (IRS Employer
 jurisdiction of                 File Number)               Identification
 incorporation)                                             Number)



1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices) (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:           Other Events

     On March 28, 2002 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant that it has learned that Special Metals Corporation and its U.S. subsidiaries have filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code.


Item 7:       Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              Item No.  Exhibit List
              --------  --------------------------------------------------------

              99.1      Press Release dated March 28, 2002 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     TITANIUM METALS CORPORATION
                                     (Registrant)


                                     By: /s/ Joan H. Prusse
                                         -------------------------------
                                         Joan H. Prusse
                                         Vice President, Deputy General Counsel
                                           and Secretary


Date: March 29, 2002

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE                                         Contact:

Titanium Metals Corporation                           Mark A. Wallace
1999 Broadway, Suite 4300                             Executive Vice President &
Denver, Colorado 80202                                  Chief Financial Officer
                                                      (303) 296-5615


                      TIMET ANNOUNCES SPECIAL METALS FILING

     DENVER, COLORADO . . . . March 28, 2002 . . . . Titanium Metals Corporation
("TIMET") (NYSE: TIE) announced that it has learned that Special Metals Corporation (NASDAQ: SMCX) and its U.S. subsidiaries have filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in Lexington, Kentucky. Special Metals is a New Hartford, New York based manufacturer of high-performance nickel-based alloys.

     In 1998, TIMET invested $80 million in convertible preferred securities of Special Metals. In the fourth quarter of 2001, TIMET recorded an impairment charge related to its investment in Special Metals that reduced the carrying amount of such securities, including accrued dividends and interest, to a then estimated fair value of $27.5 million. TIMET expects to re-evaluate the estimated fair value of this investment in light of Special Metal's Chapter 11 filing and other developments. Accordingly, TIMET could record an additional impairment charge in the first quarter of 2002.

     Titanium Metals Corporation, headquartered in Denver, Colorado, is a leading worldwide integrated producer of titanium metal products. Information on TIMET is available on the world wide web at http://www.timet.com/.


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